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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2001 in iBasis, Inc.'s Annual Report on Form 10-K, and to all references to our Firm included in this Registration Statement.


                                                        /s/ ARTHUR ANDERSEN


Boston, Massachusetts
August 13, 2001